MGI Funds
Semi-Annual NSAR

For Period October 1, 2008 – March 31, 2009

Series 1
Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Large Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 2

Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Large Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 3

Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Small/Mid Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 4

Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Small/Mid Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 5

Screen 31

Question 70

INVESTMENT PRACTICES

MGI Core Opportunistic Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 6

Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Short Maturity Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
I.	Writing or investing in other commodity futures	Y
J.	Investments in restricted securities	Y
K.	Investments in shares of other investment companies	Y
L.	Investments in securities of foreign issuers	N
M.	Currency exchange transactions	N
N.	Loaning portfolio securities	Y
O.	Borrowing of money	Y
P.	Purchases/sales by certain exempted affiliated persons	Y
Q.	Margin Purchases	Y
R.	Short selling	Y

Series 7

Screen 31

Question 70

INVESTMENT PRACTICES

MGI Non US Core Eq                                                       uity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
I.	Writing or investing in other commodity futures	Y
J.	Investments in restricted securities	Y
K.	Investments in shares of other investment companies	Y
L.	Investments in securities of foreign issuers	Y
M.	Currency exchange transactions	Y
N.	Loaning portfolio securities	Y
O.	Borrowing of money	Y
P.	Purchases/sales by certain exempted affiliated persons	Y
Q.	Margin Purchases	Y
R.	Short selling	Y

Screen 38

Question 77

A.	Is the Registrant filing any of the following attachments with
the current filing of Form N-SAR?                                                                                                                      Y

NOTE:  If answer is “Y” (Yes), mark those items below being filed as an attachment to this form or incorporated by reference.

B.            Accountant’s report on internal control
C.            Matters submitted to a vote of security holders                                                                                                                      Y
D.            Policies with respect to security investmentsN
E.            Legal proceedings                                                                                                            N
F.            Changes in security for debt                                                                                                                      N
G.            Defaults and arrears on senior securities                                                                                                                      N
H.            Changes in control of Registrant                                                                                                                      N
I.            Terms of new or amended securities                                                                                                                      N
J.            Revaluation of assets or restatement of capital share accountN
K.            Changes in Registrant’s certifying accountant                                                                                                                      N
L.            Changes in accounting principles and practices                                                                                                                      N
M.            Mergers                                                                                                 N
N.            Actions required to be reported pursuant to Rule 2a-7                                                                                                                      N
O.            Transactions effected pursuant to Rule 10f-3Y
P.            Information required to be filed pursuant to exemptive ordersN

77.	(Continued) Mark those items below being filed as an attachment to this form or incorporated by reference.

Q1.            Exhibits                                                                                                 Y
Q2.            Any information called for by instructions to sub-item Q2N
Q3.            Any information called for by instructions to sub-item Q3N

Exhibit 77 C

Information Regarding the Special Meeting of Shareholders

A special meeting of shareholders of the Trust was held on March 16, 2009.  At the meeting, Harrison M. Bains, Jr., Adela M. Cepeda, Phillip J. de Cristo, and Gail A. Schneider were elected to serve on the Board until the next shareholder meeting or until their successors are duly elected and qualified or until they retire, resign, or are earlier removed.  The shares were voted as indicated below:

To vote for or withhold authority in the election of	Number of Shares Voted For	Number of Shares Withheld
Harrison M. Bains, Jr.	256,792,639.82	0
Adela M. Cepeda	256,792,639.82	0
Phillip J. de Cristo	256,792,639.82	0
Gail A. Schneider	256,792,639.82	0

Exhibt 77 Q-1

The documents attached to the email are in response to question 77 Q-1 for the NSAR Period October 1, 2008 to March 31, 2009

1.            Morgan Stanley
2.            Robeco
3.            River Road
4.            Systematic

Questions 80 to 85 –                                                                                                 ANNUAL SUPPLEMENT

Screens 41 & 42 are to be filed only once each year, at the end of Registrant's/Series' fiscal year. –- March 31

80. Fidelity bond(s) in effect at the end of the period:
    A) Insurer name:                                                       Federal Insurance Company (Chubb Group)
    B) Second insurer:
    C) Aggregate face amount of coverage for Registrant/Series on all bonds on which it is named as an insured (000's omitted):$1,700

81. A) Is the bond part of a joint fidelity bond(s) shared
       with other investment companies, or other entities? (Y or N)Y
    B) If answer to 81A is 'Y' (Yes), how many other
       investment companies, or other entities are covered by the bond?
       (Count each series as a separate investment company.)7

82. A) Does the mandatory coverage of the fidelity bond
       have a deductible? (Y or N)N
    B) If the answer to 82A is 'Y' (Yes), what is the
       amount of the deductible? ($000's omitted)$       0

83.            A) Were any claims with respect to this Registrant/
Series filed under the bond during the period? (Y or N)N
            B) If the answer to 83 A) is 'Y' (Yes), what was the
total amount of such claims? ($000's omitted)                                                                                                            $ 0

84.            A) Were any losses incurred with respect to this
            Registrant/Series that could have been filed as a
            claim under the fidelity bond but were not? (Y or N)N

             B) If the answer to 84 A) is 'Y' (Yes), what was the
            total amount of such losses? ($000's omitted)$ 0

85.            A) Are Registrant's/Series' officers and directors
            covered as officers and directors of Registrant/Series
            under any errors and omissions insurance policy
            owned by the Registrant/Series or anyone else (Y or N)Y

            B) Were any claims filed under such policy during the
            period with respect to the Registrant/Series? (Y or N)N